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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               ---------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 9, 2000


                            Silicon Laboratories Inc.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-29823                74-2793174
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


    4635 Boston Lane, Austin, Texas                                78735
(Address of Principal Executive Offices)                         (Zip Code)


       Company's telephone number, including area code:  (512) 416-8500


                               Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On August 9, 2000, Silicon Laboratories Inc. completed the acquisition of Krypton Isolation, Inc. pursuant to a Merger Agreement and Plan of Reorganization dated as of June 22, 2000, by and among Silicon Laboratories, Karst Corporation, a California corporation and wholly-owned subsidiary of Silicon Laboratories, and Krypton Isolation, Inc., a California corporation, and with respect to Section 7.2 of the Merger Agreement only, Charles Welch, as Shareholder Agent. The acquisition was accomplished through the merger of Silicon Laboratories' wholly-owned subsidiary, Karst, with and into Krypton, with Krypton surviving as a wholly-owned subsidiary of Silicon Laboratories. Krypton is a manufacturer of patented total solid state all-silicon Data Access Arrangement, or DAA, devices. Silicon Laboratories intends to continue the business of Krypton as a wholly-owned subsidiary.

    In connection with the merger, Silicon Laboratories paid total consideration of approximately $42 million to acquire all of the outstanding capital stock and options to acquire capital stock of Krypton. The total consideration consisted of approximately $15 million in cash and 474,549 shares of Silicon Laboratories common stock. Of the total number of shares of Silicon Laboratories common stock issuable in connection with the merger, 384,100 shares were issued at the closing and 90,449 shares were reserved for issuance upon the exercise of options assumed by Silicon Laboratories pursuant to the merger. The cash consideration paid to Krypton shareholders was funded by cash on hand. The total consideration paid to Krypton shareholders was determined by arms-length negotiations between Silicon Labs and Krypton.

ITEM 7.  EXHIBITS

    (a) Financial statements of Krypton Isolation, Inc. will be filed by amendment to this Current Report on Form 8-K within 60 days after the date this initial report on Form 8-K must be filed.

    (b) Pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial report on Form 8-K must be filed.

    (c)  Exhibits

         2.1 Merger Agreement and Plan of Reorganization dated as of June 22, 2000, by and among Silicon Labs, Karst Corporation, a California corporation and wholly-owned subsidiary of Silicon Labs, and Krypton Isolation, Inc., a California corporation, and with respect to Section 7.2 of the Merger Agreement only, Charles Welch, as Shareholder Agent.

         99.1    Press Release dated August 10, 2000, of the Registrant.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2000

                                       SILICON LABORATORIES INC.,
                                       a Delaware corporation


                                       By:  /S/ John W. McGovern
                                          ----------------------
                                            John W. McGovern
                                            Chief Financial Officer

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                                Index to Exhibits

Exhibit
Number                                 Exhibit
------                                 -------

2.1        Merger Agreement and Plan of Reorganization dated as of June 22,
           2000, by and among Silicon Labs, Karst Corporation, a California corporation and wholly-owned subsidiary of Silicon Labs, and Krypton
           Isolation, Inc., a California corporation, and with respect to
           Section 7.2 of the Merger Agreement only, Charles Welch, as
           Shareholder Agent.

99.1       Press Release of the Registrant dated August 10, 2000.